FORM 3 JOINT FILER INFORMATION

Name of
"Reporting Persons":	InterWest Partners X, L.P. ("IW10")
			InterWest Management Partners X, LLC ("IMP10")

			Philip T. Gianos
			W. Stephen Holmes
			Gilbert H. Kliman
			Arnold L. Oronsky
			Keval Desai
			Khaled Nasr

Address:		2710 Sand Hill Road, Suite 200
			Menlo Park, CA  94025

Designated Filer:	InterWest Partners X, L.P.

Issuer and Ticker Symbol: Obalon Therapeutics, Inc. ("OBLN")

Date of Event:		October 5, 2016

Each of the following is a Joint Filer with InterWest Partners X L.P. ("IW10") and may be deemed to share indirect beneficial ownership in the securities set forth on the attached Form 3:

InterWest Management Partners X, LLC ("IMP10") is the general partner of IW10 and has sole voting and investment control over the shares owned by IW10. Philip
T. Gianos, W. Stephen Holmes, Gilbert H. Kliman, and Arnold L. Oronsky are Managing Directors of IMP10 and, Keval Desai and Khaled A. Nasr, and are Venture Members of IMP10. Douglas Fisher, a Member of IMP10 is also a Director of the Issuer, and has filed a separate Form 3 in his own name.

All Reporting Persons disclaim beneficial ownership of shares of Obalon Therapeutics, Inc. stock held by IW10, except to the extent of their respective pecuniary interest therein. The filing of this statement shall not be deemed an admission that, for purposes of Section 16 of the Securities Exchange Act of 1934, or otherwise, any of the Reporting Persons are the beneficial owner of all of the equity securities covered by this statement.


Each of the Reporting Persons listed above has designated InterWest Partners X, L.P. as its designated filer of Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder. Each Reporting Person has appointed InterWest Management Partners X, LLC as its attorney in fact for the purpose of making reports relating to transaction in Obalon Therapeutics, Inc. Common Stock.

INTERWEST MANAGEMENT PARTNERS X, L.L.C.

By:	/s/ Karen A. Wilson
	Karen A. Wilson, Power of Attorney


INTERWEST PARTNERS X, LP

By:	/s/ Karen A. Wilson
	Karen A. Wilson, Power of Attorney


Philip T. Gianos, an individual

By:	/s/ Karen A. Wilson
	Karen A. Wilson, Power of Attorney



Keval Desai, an individual

By:	/s/ Karen A. Wilson
	Karen A. Wilson, Power of Attorney



Gilbert H. Kliman, an individual

By:	/s/ Karen A. Wilson
	Karen A. Wilson, Power of Attorney



Arnold L. Oronsky, an individual

By:	/s/ Karen A. Wilson
	Karen A. Wilson, Power of Attorney



W. Stephen Holmes, an individual

By:	/s/ Karen A. Wilson
	Karen A. Wilson, Power of Attorney


Khaled A. Nasr, an individual


By:	/s/ Karen A. Wilson
	Karen A. Wilson, Power of Attorney







POWER OF ATTORNEY



KNOW ALL BY THESE PRESENTS:

The undersigned, InterWest Partners X, LP, hereby constitutes and appoints Karen
A. Wilson as its true and lawful Attorney-in-Fact, with full power in its name and on its behalf, to take all actions and do all things necessary with respect to all matters arising in connection with the ownership reporting requirements of the securities laws of the United States, including the execution and delivery of all documents in connection therewith.

The undersigned agrees to indemnify said Attorney-in-Fact against, and hold her free and harmless from, and all loss, cost, expense, damage or liability which she may incur or sustain as a result of any action taken by her in good faith pursuant to this Power of Attorney.

This Power of Attorney shall remain in full force and effect until revoked in writing by the undersigned and the authority granted herein may be relied upon by any person until such person has actually received written notice of revocation.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of September, 2016.


INTERWEST PARTNERS X, LP



/s/ Gilbert H. Kliman
By: Gilbert H. Kliman, Managing Director of InterWest Management Partners X, LLC, its General Partner






POWER OF ATTORNEY



KNOW ALL BY THESE PRESENTS:

The undersigned, InterWest Management Partners X, LLC, hereby constitutes and appoints Karen A. Wilson as its true and lawful Attorney-in-Fact, with full power in its name and on its behalf, to take all actions and do all things necessary with respect to all matters arising in connection with the ownership reporting requirements of the securities laws of the United States, including the execution and delivery of all documents in connection therewith.

The undersigned agrees to indemnify said Attorney-in-Fact against, and hold her free and harmless from, and all loss, cost, expense, damage or liability which she may incur or sustain as a result of any action taken by her in good faith pursuant to this Power of Attorney.

This Power of Attorney shall remain in full force and effect until revoked in writing by the undersigned and the authority granted herein may be relied upon by any person until such person has actually received written notice of revocation.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of September, 2016.


INTERWEST MANAGEMENT PARTNERS X, LLC



/s/ Gilbert H. Kliman
By:  Gilbert H. Kliman, Managing Director







POWER OF ATTORNEY



KNOW ALL BY THESE PRESENTS:

The undersigned, Philip T. Gianos, hereby constitutes and appoints Karen A. Wilson as his true and lawful Attorney-in-Fact, with full power in his name and on his behalf, to take all actions and do all things necessary with respect to all matters arising in connection with the ownership reporting requirements of the securities laws of the United States, including the execution and delivery of all documents in connection therewith.

The undersigned agrees to indemnify said Attorney-in-Fact against, and hold her free and harmless from, and all loss, cost, expense, damage or liability which she may incur or sustain as a result of any action taken by her in good faith pursuant to this Power of Attorney.

This Power of Attorney shall remain in full force and effect until revoked in writing by the undersigned and the authority granted herein may be relied upon by any person until such person has actually received written notice of revocation.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of May, 1996.


PHILIP T. GIANOS



/s/ Philip T. Gianos






POWER OF ATTORNEY



KNOW ALL BY THESE PRESENTS:

The undersigned, W. Stephen Holmes, hereby constitutes and appoints Karen A. Wilson as his true and lawful Attorney-in-Fact, with full power in his name and on his behalf, to take all actions and do all things necessary with respect to all matters arising in connection with the ownership reporting requirements of the securities laws of the United States, including the execution and delivery of all documents in connection therewith.

The undersigned agrees to indemnify said Attorney-in-Fact against, and hold her free and harmless from, and all loss, cost, expense, damage or liability which she may incur or sustain as a result of any action taken by her in good faith pursuant to this Power of Attorney.

This Power of Attorney shall remain in full force and effect until revoked in writing by the undersigned and the authority granted herein may be relied upon by any person until such person has actually received written notice of revocation.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of May, 1996.


W. STEPHEN HOLMES



/s/ W. Stephen Holmes





POWER OF ATTORNEY



KNOW ALL BY THESE PRESENTS:

The undersigned, Gilbert H. Kliman, hereby constitutes and appoints Karen A. Wilson as his true and lawful Attorney-in-Fact, with full power in his name and on his behalf, to take all actions and do all things necessary with respect to all matters arising in connection with the ownership reporting requirements of the securities laws of the United States, including the execution and delivery of all documents in connection therewith.

The undersigned agrees to indemnify said Attorney-in-Fact against, and hold her free and harmless from, and all loss, cost, expense, damage or liability which she may incur or sustain as a result of any action taken by her in good faith pursuant to this Power of Attorney.

This Power of Attorney shall remain in full force and effect until revoked in writing by the undersigned and the authority granted herein may be relied upon by any person until such person has actually received written notice of revocation.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of September, 2000.


GILBERT H. KLIMAN



/s/ Gilbert H. Kliman





POWER OF ATTORNEY



KNOW ALL BY THESE PRESENTS:

The undersigned, Arnold L. Oronsky, hereby constitutes and appoints Karen A. Wilson as his true and lawful Attorney-in-Fact, with full power in his name and on his behalf, to take all actions and do all things necessary with respect to all matters arising in connection with the ownership reporting requirements of the securities laws of the United States, including the execution and delivery of all documents in connection therewith.

The undersigned agrees to indemnify said Attorney-in-Fact against, and hold her free and harmless from, and all loss, cost, expense, damage or liability which she may incur or sustain as a result of any action taken by her in good faith pursuant to this Power of Attorney.

This Power of Attorney shall remain in full force and effect until revoked in writing by the undersigned and the authority granted herein may be relied upon by any person until such person has actually received written notice of revocation.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of May, 1996.


ARNOLD L. ORONSKY



/s/ Arnold L. Oronsky






POWER OF ATTORNEY



KNOW ALL BY THESE PRESENTS:

The undersigned, Keval Desai, hereby constitutes and appoints Karen A. Wilson as his true and lawful Attorney-in-Fact, with full power in his name and on his behalf, to take all actions and do all things necessary with respect to all matters arising in connection with the ownership reporting requirements of the securities laws of the United States, including the execution and delivery of all documents in connection therewith.

The undersigned agrees to indemnify said Attorney-in-Fact against, and hold her free and harmless from, and all loss, cost, expense, damage or liability which she may incur or sustain as a result of any action taken by her in good faith pursuant to this Power of Attorney.

This Power of Attorney shall remain in full force and effect until revoked in writing by the undersigned and the authority granted herein may be relied upon by any person until such person has actually received written notice of revocation.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of June, 2012.


KEVAL DESAI



/s/ Keval Desai






POWER OF ATTORNEY



KNOW ALL BY THESE PRESENTS:

The undersigned, Khaled A. Nasr, hereby constitutes and appoints Karen A. Wilson as his true and lawful Attorney-in-Fact, with full power in his name and on his behalf, to take all actions and do all things necessary with respect to all matters arising in connection with the ownership reporting requirements of the securities laws of the United States, including the execution and delivery of all documents in connection therewith.

The undersigned agrees to indemnify said Attorney-in-Fact against, and hold her free and harmless from, and all loss, cost, expense, damage or liability which she may incur or sustain as a result of any action taken by her in good faith pursuant to this Power of Attorney.

This Power of Attorney shall remain in full force and effect until revoked in writing by the undersigned and the authority granted herein may be relied upon by any person until such person has actually received written notice of revocation.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31st day of May, 2007.


KHALED A. NASR



/s/ Khaled A. Nasr